SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Cass Information Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      paid previously. Identify the previous filing by registration number, or
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

                         CASS INFORMATION SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  To be held on
                                 April 15, 2002

TO THE SHAREHOLDERS:

      The Annual Meeting of Shareholders of Cass Information Systems, Inc. will be held at the offices of Cass Information Systems, Inc. located at 13001 Hollenberg Drive, Bridgeton, Missouri on Monday, April 15, 2002, at 11:00 a.m., for the following purposes:

      1.    To elect four Directors, each to serve for a three year term;

      2. To act upon ratification of the selection of KPMG LLP as independent public accountants for 2002; and

      3. To act upon such other matters as may properly come before the meeting.

      The close of business on March 5, 2002 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

                                      By Order of the Board of Directors,


                                      Eric H. Brunngraber
                                      Secretary

March 18, 2002
Bridgeton, Missouri

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                         CASS INFORMATION SYSTEMS, INC.
                             13001 Hollenberg Drive
                            Bridgeton, Missouri 63044

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                            to be held April 15, 2002

      This Proxy Statement is being furnished to the common shareholders of Cass Information Systems, Inc. (the "Company") on or about March 18, 2002 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the "Annual Meeting") to be held on April 15, 2002 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

      Holders of shares of common stock, par value $.50 per share ("Shares" or the "Common Stock"), of the Company at its close of business on March 5, 2002, (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 3,202,822 shares of Common Stock were outstanding. Holders of record of Common Stock (the "Shareholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

      A plurality of the votes of Shareholders cast at the Annual Meeting is required for the election of each director. Ratification of the selection of independent public accountants requires the affirmative vote of holders of a majority of the shares of Common Stock voted. Abstentions are counted in the number of shares present for purposes of determining whether a quorum is present, and are counted as having voted on each matter presented for vote. As a result, an abstention has the same effect as a vote against a proposal, but will have no effect on the vote to elect directors. Broker non-votes are counted in the number of shares present for purposes of determining whether a quorum is present, but as not being present as to matters for which voting instructions are not given. As a result, broker non-votes will have no effect on voting on any matter voted on at the meeting.

      Management of the Company ("Management"), together with members of the Board of Directors of the Company, in the aggregate, directly or indirectly controlled approximately 25.03% of the Common Stock outstanding on the Record Date.

      Shareholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

      All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees and FOR the ratification of the selection of independent public accountants. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to the Proxy Statement that will come before the Annual Meeting.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the vote is taken at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Corporate Secretary, Cass Information Systems, Inc., 13001 Hollenberg Drive, Bridgeton, Missouri 63044 (telephone number (314) 506-5500).

      The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or regular employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed by the Company for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.

               The date of this Proxy Statement is March 18, 2002.

                              ELECTION OF DIRECTORS

      Pursuant to the By-Laws of the Company, the Company's Board of Directors is divided into three classes of approximately equal numbers of directors. Each of the eleven directors is elected for a three-year term, and the term of each class of directors expires in a different year.

      Directors who are not officers of the Company receive a $300 monthly retainer fee, a $600 fee for attendance at each meeting of the Board and a $400 fee for attendance at each meeting of a Committee of the Board. Upon re-election to the Board, each Director receives 300 shares of restricted stock. Shares are subject to a three-year vesting schedule, with 1/3 of the shares vesting each year on the anniversary date of the awards. These restricted shares are entitled to vote and to be paid normal cash dividends.

      The nominees for election to the Board of Directors are Mr. Chapell, Mr. Nania, Mr. Vallina, and Mr. Woodruff, each of who is a current director of the Company. The Board of Directors of the Company recommends a vote FOR the nominees for election to the Board of Directors.

      The members of the Company's Board of Directors whose terms will continue after the meeting, including the nominees for re-election to the Board, with certain information about each of them, including their principal occupations for the past five years, are listed below:

                                        Principal Occupation
       Director                         During Past 5 Years
       --------                         -------------------

Robert J. Bodine                        Chairman, Bodine
         Age: 77                        Aluminum, Inc.
Director since 1966                     (manufacturer)
Current term expires 2003

Bryan S. Chapell                        President, Covenant
         Age: 47                        Theological Seminary
Director since 1998                     Mr. Chapell is a nominee for re-election
Current term expires 2002               to the Board of Directors.

Lawrence A. Collett                     Chairman of the Board of the Company &
         Age: 59                        subsidiaries since 1992;
Director since 1983                     Chief Executive Officer of the Company &
Current term expires 2004               subsidiaries since 1990

Thomas J. Fucoloro                      Consultant
         Age: 76
Director since 1986
Current term expires 2003

Harry J. Krieg                          Consultant to the Company;
         Age: 77                        Chairman of the Company & subsidiaries,
Chairman Emeritus, since 1992           1975 - 1992
Director since 1962
Current term expires 2003

Howard A. Kuehner                       Investor
         Age: 86
Director since 1966
Current term expires 2003

                                       Principal Occupation
       Director                        During Past 5 Years
       --------                        -------------------

Jake Nania                             Investor
         Age: 77                       Mr. Nania is a nominee for re-election
Director since 1967                    to the Board of Directors.
Current term expires 2002

Irving A. Shepard                      President, Venture
         Age: 84                       Consultants, Inc.
Director since 1970                    (consulting company)
Current term expires 2004

Andrew J. Signorelli                   Vice President, Andrews Educational
         Age: 62                       & Research Center; Founder,
Director since 1986                    Hope Educational & Research Center
Current term expires 2004

John J. Vallina                        President of Cass Bank, since 1992
         Age: 59                       Mr. Vallina is a nominee for re-election
Director since 1992                    to the Board of Directors.
Current term expires 2002

Bruce E. Woodruff                      Attorney; of counsel to Armstrong
         Age: 71                       Teasdale LLP
Director since 1995                    Mr. Woodruff is a nominee for re-election
Current term expires 2002              to the Board of Directors.

Committees

      The Company's Board of Directors has standing Discount, Audit and Compliance, and Compensation Committees. The Discount Committee is composed of Mr. Signorelli, Mr. Fucoloro, Mr. Krieg, Mr. Collett and Mr. Vallina. The Audit and Compliance Committee is composed of Mr. Fucoloro, Mr. Kuehner, Mr. Krieg, Mr. Shepard and Mr. Woodruff. The Compensation Committee is composed of Mr. Shepard, Mr. Signorelli and Mr. Bodine.

      The Discount Committee, which met 24 times during 2001, examines and approves loans and discounts and exercises the authorization of loans and discounts.

      The Audit and Compliance Committee, which met 4 times during 2001, recommends to the Board independent public accountants to perform audit and non-audit services, reviews the scope and results of such services, reviews with management and the independent public accountants any recommendations of the auditors regarding changes and improvements in the Company's accounting procedures and controls and management's response thereto, and reports to the Board after each Audit Committee meeting. In addition, the Committee meets with the Company's internal auditors on a quarterly basis to review the scope and results of such services.

      The Compensation Committee, which met 3 times during 2001, reviews and recommends to the Board the salaries and all other forms of compensation of the officers of the Company and its subsidiaries.

      During 2001, there were 12 meetings of the Board of Directors. Each director attended at least 75% or more of the aggregate number of meetings of the Board and committees on which he served.

Executive Officers

      The executive officers of the Company, their ages and their positions with the Company and subsidiaries are set forth below. All officers serve at the pleasure of the Company's Board of Directors.

         Name                Age                     Positions
         ----                ---                     ---------
Lawrence A. Collett           59        Chairman and Chief Executive Officer of the
                                        Company and subsidiaries; Director of the
                                        Company and subsidiaries

William C. Bouchein           66        Vice President - Treasurer of the Company

Eric H. Brunngraber           45        Vice President-Secretary and Chief Financial
                                        Officer of the Company and subsidiaries

Terrence J. Cowee             53        Senior Vice President - Transportation Information
                                        Services

Harry M. Murray               48        Chief Operating Officer- Utility Information Services

John F. Pickering             51        Chief Operating Officer - Transportation Information
                                        Services

Executive Compensation

      The following table summarizes compensation with respect to each of the last three fiscal years to the individual who served as the Company's Chief Executive Officer for fiscal 2001, and to each person who was, for the fiscal year ended December 31, 2001, among the four other most highly compensated executive officers of the Company. These persons are referred to as the named executive officers.

                                                                  Long Term    Compensation
                                          Annual Compensation     Restricted     Securities
Name and                                  -------------------     Stock, ($)     Underlying        All Other
Principal Position             Year       Salary        Bonus   Awards (1) (2)  Options (#)    Compensation (3)
-------------------------      ----       ------        -----   --------------  ------------   ----------------
Lawrence A. Collett            2001      $316,000     $56,700        --             --              $3,840
Chairman and                   2000       291,000      58,200        --             --               3,840
Chief Executive Officer        1999       291,000      42,800      126,250        25,000             4,116
of the Company and
subsidiaries; Director of the
Company and subsidiaries

Eric H. Brunngraber            2001      $126,600     $25,500        --             --              $2,586
Vice President - Secretary     2000       111,600      27,500        --             --               2,321
and Chief Financial Officer    1999       106,600      21,500        --            4,000             2,321
of the Company and
subsidiaries

Terrence J. Cowee              2001      $130,000     $51,142        --              --             $3,239
Senior Vice President -        2000       118,000      54,373        --              --              3,225
Transportation Information     1999       114,000      48,312        --            3,500             3,398
Services

Harry M. Murray                2001      $140,000     $14,700        --              --             $2,755
Chief Operating Officer -      2000       130,000      13,000        --              --              2,593
Utility Information Services   1999       126,500      17,000        --            5,000             2,943

John F. Pickering              2001      $166,500     $14,500        --              --             $3,240
Chief Operating Officer -      2000       160,000      29,000        --              --              3,000
Transportation Information     1999       156,000      24,000        --            5,000             3,041
Services

(1) Awards for restricted stock for performance in 1999 made to Mr. Collett on January 19, 1999, pursuant to the terms of the Company's 1995 Restricted Stock Bonus Plan. The value of restricted stock was calculated by multiplying the average of the high and low market price of the Company's stock on the date of the award by the number of shares awarded. Shares are subject to a three-year vesting schedule, with 1/3 of the shares vesting each year on the anniversary date of the awards, beginning January 19, 2000. These restricted shares are entitled to vote and to be paid normal cash dividends.

(2) At December 31, 2001, the unvested restricted stock holding of Mr. Collett consisted of the 1,667 shares awarded on January 19, 1999, with a value of $40,842 based on the market value of the Company's shares at December 31, 2001.

(3) These amounts represent Company matching contributions paid on behalf of the executive under the Company's 401(k) Plan (in 2001 contributions were $2,550 for Mr. Collett, $2,287 for Mr. Brunngraber, $2,550 for Mr. Cowee, $2,305 for Mr. Murray, and $2,550 for Mr. Pickering) and the imputed value of group term life premiums paid on their behalves (in 2001 premiums were $1,290 for Mr. Collett, $299 for Mr. Brunngraber, $689 for Mr. Cowee, $450 for Mr. Murray, and $690 for Mr. Pickering).

Stock Option Plan / Stock Bonus Plan

      During May 1995, the Company's Board of Directors established the 1995 Performance-Based Stock Option Plan (the "Option Plan") and the 1995 Restricted Stock Bonus Plan (the "Bonus Plan"). These plans were adopted to aid the Company in securing and retaining qualified personnel. The Option Plan provides for the granting of options on up to 400,000 shares of the Company's common stock. The following table summarizes stock options outstanding as of December 31, 2001:

                                                       Weighted Average
      Exercise                   Options                   Remaining
        Price                  Outstanding             Contractual Life
      --------                 -----------             ----------------
       $10.32                    69,004                    1.98 years
        20.36                     6,000                    3.21
        23.00                     3,500                    4.00
        24.63                     2,000                    4.00
        25.25                    59,850                    4.00
        25.45                     8,500                    2.94

      Of these shares, 50,608 were exercisable with a weighted average exercise price of $11.59. These options vest over a period not to exceed seven years, but the vesting period can be accelerated based on the Company's attainment of certain financial operating performance criteria.

      The Bonus Plan provides for the issuance of up to 100,000 shares of the Company's common stock. As of December 31, 2001, an aggregate of 10,700 shares of the Company's common stock had been awarded. Interest in the shares of common stock awarded under the Bonus Plan vest over a three-year period. Common stock awarded under the Bonus Plan is accounted for through the establishment of a contra shareholders' equity account. This contra shareholders' equity account is amortized against income over the vesting period of the stock awards.

Option Grants in 2001

      There were no options granted to the named executive officers in 2001.

Options Exercised in 2001 and Year-end Option Values

      The following table summarizes options exercised during 2001, and the values of options outstanding on December 31, 2001, for the named executive officers.

                                                                       Number of
                                                                       Securities            Value of
                                                                       Underlying           Unexercised
                                                                       Unexercised         In-the-Money
                                                                       Options at           Options at
                                  Shares                             Fiscal Year-End      Fiscal Year-End
                                Acquired on        Value              Exercisable/          Exercisable/
                               Exercise (#)     Realized ($)        Unexercisable (#)    Unexercisable ($)
                               ------------     ------------        -----------------    -----------------
Mr. Collett                        --                --              22,232 / 30,768    $315,250 / $81,790

Mr. Brunngraber                    --                --               4,966 / 9,034      $58,620 / $26,460

Mr. Cowee                          --                --                 --  / 5,486         --   / $28,161

Mr. Murray                         --                --                 --  / 7,648         --   / $37,549

Mr. Pickering                     9,366            $85,277              --  / 9,634         --   / $65,710

Defined Contribution Savings Plan

      All full-time employees of the Company and subsidiaries are eligible to participate in the Cass Information Systems, Inc. 401(k) Plan. Employees may voluntarily defer up to 15% of pre-tax earnings subject to the IRS maximum limitation, which was $10,500 for 2001. Voluntary deferrals contributed to the 401(k) Plan by the Executive Officers are included in Annual Salary Compensation in the Summary Compensation Table. The Company matches 50% of the first 3% of employee contributions, subject to IRS limitations. Amounts contributed to the Plan in 2001 for the benefit of the Executive Officers are included in Other Compensation in the Summary Compensation Table. Each Executive Officer is fully vested in Company contributions.

Defined Benefit Retirement Plans

Retirement Plan for Employees of Cass Information Systems, Inc.

      All officers of the Company and subsidiaries are participants in the Retirement Plan for Employees of Cass Information Systems, Inc., which covers all full-time employees. Upon retirement, participants in the plan will begin to receive monthly payments equal to one-twelfth of the sum of:

      (a) .9% of Final Average Earnings multiplied by the number of years of participation, plus

      (b) .5% of Final Average Earnings in excess of Covered Compensation multiplied by years of participation.

      Final Average Earnings is defined as the average annual total compensation for the five consecutive years of highest earnings during the last ten years of employment. Covered Compensation is the average of the maximum social security taxable wage bases in effect for each calendar year during the 35-year period ending with the year in which retirement age is attained under the Social Security Act. Earnings covered by the Plan equal total compensation as reported in the Summary Compensation Table including any amounts deferred under the Cass Information Systems, Inc. 401(k) Plan.

      Normal retirement under the Plan commences at age 65. At normal retirement the years of participation under the Plan for the executive officers listed in the Compensation Table would be as follows: Mr. Collett-41; Mr. Brunngraber-41; Mr. Cowee-35; Mr. Murray-34; Mr. Pickering-37.

      The following table shows the estimated annual benefits payable at retirement, assuming a straight-life annuity with 120 months guaranteed.

                                           Estimated Annual Retirement Benefit (1)(2)
                                           ------------------------------------
   Final                                  Years of Service Credited at Retirement
  Average                                 ---------------------------------------
  Earnings             10           15           20          25           30          35          40
----------------------------------------------------------------------------------------------------------
$   125,000        $  15,300    $  23,000    $  30,700    $ 38,300     $  46,000   $  53,600   $  61,300

    150,000           18,800       28,200       37,700      47,100        56,500      65,900      75,300

    175,000           21,600       32,400       43,300      54,100        64,900      75,700      86,500

    200,000           21,600       32,400       43,300      54,100        64,900      75,700      86,500

(1) Estimated benefit calculation assumes retirement at age 65 in the year 2003 with no increase in the maximum social security taxable wage base after 2001.

(2) Estimated benefits would be subject to Internal Revenue Service maximum retirement limitations in effect at the retirement date. The maximum compensation that may be recognized for determining benefits in 2001 was $170,000.

Supplemental Executive Retirement Plan

      In addition to the above defined benefit plan, in 1998 the Company established the Cass Information Systems, Inc. Supplemental Retirement Plan, which covers key executive officers of the Company. This supplemental plan was designed to provide additional retirement benefits to key executives whose benefits are limited by the Internal Revenue Service under the Company's qualified plan.

      Upon retirement, participants in the plan will receive monthly payments equal to one twelfth of 70% of Final Average Earnings and reduced proportionately for length of service less than 25 years and reduced by the participant's: (a) Qualified retirement plan benefit, (b) Primary social security benefit, and (c) 401(k) hypothetical annuity.

      Final Average Earnings, normal retirement age and years of participation at normal retirement are the same as under the Retirement Plan for Employees of Cass Information Systems, Inc.

      The following table shows the estimated annual benefits payable at retirement, assuming a straight-life annuity with 120 months guaranteed.

                                           Estimated Annual Retirement Benefit (1)(2)
                                           ------------------------------------
   Final                                  Years of Service Credited at Retirement
  Average                                 ---------------------------------------
  Earnings             10           15           20          25           30          35          40
----------------------------------------------------------------------------------------------------------
$   125,000        $    --     $     --     $    8,100  $   18,000     $  10,300   $   2,700   $      --

    150,000             --        1,300         12,800      24,400        15,000       5,600          --

    175,000             --        6,700         20,300      34,000        23,200      12,400       1,600

    200,000          4,700       17,200         34,300      51,500        40,700      29,900      19,100

    300,000         32,700       59,200         90,300     121,500       110,700      99,900      89,100

    400,000         60,700      101,200        146,300     191,500       180,700     169,900     159,100

(1)   Estimated benefit calculation assumes retirement at age 65 in the year
      2003.

Board Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board of Directors (the "Committee") is composed of three independent directors, one of which serves as chairman of the Committee. The Committee administers the Executive Compensation Program of the Company and none of its members has been or is an employee of the Company or of any of its subsidiaries. All material items relative to Executive Compensation or any benefit compensation for the entire Company must be analyzed, reviewed and approved by the Compensation Committee. While the Committee may seek input occasionally from the Chief Executive Officer, the Chief Financial Officer or the Director of Human Resources, all matters are independently resolved and decided without the presence or voting of any officer of the Company or its subsidiaries. The Compensation Committee of the Board is also responsible for recommending salary levels for executive officers to the Board of Directors of the Company and recommending the overall levels of salary compensation for the entire corporation.

      The Committee's philosophy with regard to executive compensation has been to seek to provide programs which will allow the Company to acquire and maintain competent executive officers and to attract and maintain other management personnel with the capabilities and requirements determined necessary to continue to lead the Company in meeting its objectives and in furthering its growth and profitability. It is further the philosophy of the Committee to reward its people in accordance with the results that are accomplished. The Committee believes that total compensation should be related to profits and to the performance of the Company. For this reason, a significant component of the compensation of the Company's executives is tied to an incentive bonus plan that is directly related to the Company's pre-tax earnings. Most of the executives received bonuses in 2001 comparable to or slightly less than those received in 2000 due to the level of profits achieved in 2001.

      The Committee reviews the CEO's salary annually in December for the following fiscal year. Bonuses are calculated in July and January, and relate directly to the profit performance for the year. The CEO's bonus is a percentage of total profit sharing allocations and fluctuates with the Company's return on equity. The CEO's salary was increased in 2001 due to improved profitability in 2000. The CEO's bonus for 2001 was directly related to profit performance in 2001 and was slightly lower than 2000. A three-year stock grant was provided to the CEO in January 1999; no additional stock compensation was provided in 2001.

      The Committee generally seeks to maintain salaries at levels competitive with peer groups. Bonuses are available to all personnel in the Company based upon the level of profits before taxes achieved by the Company. These bonuses are distributed on the basis of merit. Performance is measured on the basis of several factors deemed relevant and bonuses are calculated on the basis of these evaluations. The determination of bonuses for the Company's executive officers is a subjective process which utilizes no specific performance criteria, but which does consider growth in the Company's profits, resources, and the quality of the Company's operations, as well as adherence to regulatory requirements. The amount of bonus available for executive officers is a percentage of the profit sharing allocation for all staff members and is based on the growth in net earnings of the company. As a result, the amount available for executive officers in 2001 was decreased from 2000 levels.

      The Committee utilizes the services of Peter R. Johnson & Company of West Chester, Pennsylvania in determining the levels of peer compensation within its industry. Additionally, the Committee utilizes the services of Towers Perrin for evaluation of the compensation of its three top executive positions. The Committee considers stock options and grants to be a significant motivational tool for rewarding its executive officers and senior management. Stock awards provided under the Company's stock option plan are granted primarily on the basis of performance of the Company, performance of the individual operating subsidiaries, the relationship of the Company's performance to other companies in its peer group, and the recommendation of the CEO. No new stock incentive programs were provided in 2001. The Company utilizes the services of Towers Perrin in determining appropriate stock incentive and compensation and annually reviews information from other compensation sources for other bank holding companies and companies performing in industries similar to those of its operating subsidiaries.


                                          Irving A. Shepard, Chairman
                                          Robert J. Bodine
                                          Andrew J. Signorelli

Performance Graph

      The following graph compares the percentage change in the Company's cumulative total shareholder return on Common Stock as quoted on The Nasdaq National Market System for the last five fiscal years with the cumulative total return, including all dividends, of (i) The Nasdaq Stock Market Index for United States companies, and (ii) The Nasdaq Computer and Data Processing Stocks Index.

                     Comparison of Cumulative Total Returns
  Performance Quoted on The Nasdaq Stock Market for the last Five Fiscal Years
                         Cass Information Systems, Inc.

[The following table was depicted as a mountain graph in the printed material.]

                          Cass Information Systems, Inc.  Nasdaq Stock Market (US)   Nasdaq Computer and Data Processing Stocks
 12/31/1996   12/31/1996            100.000                     100.000                  100.000             100.000
  1/31/1997                         102.556                     107.094                  109.053             100.000
  2/28/1997                         107.348                     101.168                  100.225             100.000
  3/31/1997                         116.651                      94.570                   92.829             100.000
  4/30/1997                         113.446                      97.518                  104.888             100.000
  5/30/1997                         105.114                     108.561                  116.417             100.000
  6/30/1997                         140.611                     111.899                  118.977             100.000
  7/31/1997                         128.355                     123.689                  131.370             100.000
  8/29/1997                         127.710                     123.505                  127.852             100.000
  9/30/1997                         129.665                     130.824                  130.139             100.000
 10/31/1997                         129.665                     124.008                  127.477             100.000
 11/28/1997                         130.313                     124.663                  130.698             100.000
 12/31/1997   12/31/1997            129.032                     122.477                  122.874             100.000
  1/30/1998                         182.470                     126.359                  132.133             100.000
  2/27/1998                         182.144                     138.232                  149.989             100.000
  3/31/1998                         179.481                     143.342                  162.340             100.000
  4/30/1998                         170.311                     145.766                  163.706             100.000
  5/29/1998                         158.520                     137.668                  152.243             100.000
  6/30/1998                         158.463                     147.283                  179.817             100.000
  7/31/1998                         158.134                     145.558                  173.825             100.000
  8/31/1998                         151.545                     116.697                  141.217             100.000
  9/30/1998                         133.289                     132.887                  168.704             100.000
 10/30/1998                         135.278                     138.725                  163.920             100.000
 11/30/1998                         135.278                     152.826                  189.703             100.000
 12/31/1998   12/31/1998            132.908                     172.681                  219.196             100.000
  1/29/1999                         132.908                     197.743                  265.013             100.000
  2/26/1999                         133.576                     180.035                  235.067             100.000
  3/31/1999                         133.933                     193.655                  264.374             100.000
  4/30/1999                         133.260                     199.893                  250.885             100.000
  5/28/1999                         132.587                     194.354                  244.838             100.000
  6/30/1999                         132.935                     211.833                  274.969             100.000
  7/30/1999                         132.935                     208.014                  258.689             100.000
  8/31/1999                         131.917                     216.809                  272.426             100.000
  9/30/1999                         139.456                     217.106                  286.354             100.000
 10/29/1999                         128.518                     234.509                  307.870             100.000
 11/30/1999                         118.948                     263.036                  357.610             100.000
 12/31/1999   12/31/1999            111.695                     320.894                  481.813             100.000
  1/31/2000                         111.006                     309.045                  425.408             100.000
  2/29/2000                         113.074                     367.842                  503.892             100.000
  3/31/2000                         110.013                     360.251                  475.839             100.000
  4/28/2000                         116.976                     303.006                  364.692             100.000
  5/31/2000                         117.672                     266.454                  320.172             100.000
  6/30/2000                         116.691                     313.241                  388.416             100.000
  7/31/2000                         114.582                     296.262                  348.795             100.000
  8/31/2000                         109.380                     331.282                  393.071             100.000
  9/29/2000                          99.437                     288.245                  359.273             100.000
 10/31/2000                          98.016                     264.572                  328.881             100.000
 11/30/2000                         104.586                     203.838                  238.549             100.000
 12/29/2000   12/29/2000            100.534                     193.012                  221.852             100.000
  1/31/2001                         128.540                     216.423                  256.490             100.000
  2/28/2001                         117.768                     167.556                  196.198             100.000
  3/30/2001                         106.581                     144.076                  161.857             100.000
  4/30/2001                         113.425                     165.571                  198.852             100.000
  5/31/2001                         115.427                     165.371                  199.183             100.000
  6/29/2001                         115.964                     169.811                  210.740             100.000
  7/31/2001                         117.194                     159.009                  184.932             100.000
  8/31/2001                         116.843                     141.685                  152.604             100.000
  9/28/2001                         124.356                     117.812                  128.907             100.000
 10/31/2001                         124.238                     132.925                  149.854             100.000
 11/30/2001                         139.620                     151.849                  170.017             100.000
 12/31/2001   12/31/2001            146.173                     153.153                  178.689             100.000

Certain Relationships and Related Party Transactions

      Some of the directors and officers of the Company and of the Bank, and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Bank, including borrowing and investments in depository accounts. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates paid or charged and collateral required, as those prevailing at the same time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2001, the aggregate amount of all loans and available credit to officers and directors of the Company and to firms and corporations in which they have at least a 10% beneficial interest was approximately $3,661,127, which represented approximately 6.6% of the Company's consolidated shareholders' equity at that date.

      Bruce E. Woodruff, a director and shareholder of the Company, is of counsel to the law firm of Armstrong Teasdale LLP, counsel to the Company and subsidiaries.

Audit and Compliance Committee Report

      The Board of Directors maintains an Audit and Compliance Committee comprised of five outside directors. The Board of Directors and the Audit and Compliance Committee believes that the Committee's current member composition satisfies The Nasdaq rule that governs audit committee composition, including the requirement that audit committee members be "independent directors" as that term is defined by NASD Rule 4200 (a)(14).

      The Audit and Compliance Committee revised its written charter in January 2002. The full text of the charter is attached to this Proxy Statement as
Exhibit I.

      During 2001, the Company incurred the following fees for services performed by KPMG LLP, the Company's independent public accountants.

       Audit Fees                                                       $90,900
       Financial Information Systems Design and Implementation Fees $ -- All Other Fees (1):
           Other non-audit services (2)                                 $71,405

(1) The Audit and Compliance Committee has considered whether the provision of these services is compatible with maintaining the independent public accountant's independence.
(2)   Other non-audit fees consisted of tax compliance and preparation services.

      Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations. The independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

      In connection with the December 31, 2001 financial statements, the Audit and Compliance Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No.
1. Based upon these reviews and discussions, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.


                                                   Thomas J. Fucoloro, Chairman
                                                   Harry J. Krieg
                                                   Howard A.  Kuehner
                                                   Irving A. Shepard
                                                   Bruce E. Woodruff

Principal Shareholders

      The following table contains information with respect to beneficial ownership of the Company's outstanding common stock, as of March 5, 2002, by:
(1) each person known to the Company to be the beneficial owner of more than 5% of common stock, (2) each director of the Company and (3) each of the named executive officer of the Company. The address of all such persons is c/o the Company, 13001 Hollenberg Drive, Bridgeton, Missouri 63044. Unless otherwise indicated, the named person has sole voting and dispositive rights with respect to such shares.

Name of                                      Number of Shares         Percent
Beneficial Owner                            Beneficially Owned        of Class
----------------                            ------------------        --------

Robert J. Bodine                                   82,300   (1)         2.57%
Eric H. Brunngraber                                 3,780   (2)           *
Bryan S. Chapell                                      575   (3)           *
Lawrence A. Collett                                69,586   (4)         2.17
Terrence J. Cowee                                     757   (5)           *
Thomas J. Fucoloro                                    300   (6)           *
Harry J. Krieg                                     50,888   (7)         1.59
Howard A. Kuehner                                  85,104   (8)         2.66
Harry M. Murray                                     9,165   (9)           *
Jake Nania                                        344,066   (10)       10.74
John F. Pickering                                   9,696   (11)          *
Irving A. Shepard                                  17,706   (12)          *
A. J. Signorelli                                  112,266   (13)        3.50
John J. Vallina                                     8,651   (14)          *
Bruce E. Woodruff                                   6,800   (15)          *
All executive officers and directors
     as a group (16 persons)                      801,695              25.03%

----------

*     Less than 1% of class.

(1) Includes 200 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Bodine has voting but no dispositive rights. Excludes 8,784 shares held in a trust as to which Mr. Bodine's wife has sole voting and dispositive rights.

(2) Includes 2,764 shares owned jointly with his wife. Includes 1,016 shares Mr. Brunngraber has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(3) These shares are owned jointly with his wife. Includes 100 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Chapell has voting but no dispositive rights.

(4) Includes 31,304 shares owned jointly with his wife. Includes 23,451 shares Mr. Collett has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(5) Includes 717 shares owned jointly with his wife. Includes 40 shares Mr. Cowee has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(6) Includes 200 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Fucoloro has voting but no dispositive rights. Excludes 200 shares held in a trust as to which Mr. Fucoloro's wife has sole voting and dispositive rights.

(7) Includes 50,688 shares held in a trust with Mr. Krieg having shared voting and dispositive rights. Includes 200 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Krieg has voting but no dispositive rights. Excludes 51,211 shares owned by his wife.

(8) Includes 23,180 shares held in a trust with Mr. Kuehner having shared voting and dispositive rights. Includes 200 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Kuehner has voting but no dispositive rights. Excludes 53,494 shares owned by his wife.

(9) Includes 9,107 shares owned jointly with his wife. Includes 58 shares Mr. Murray has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(10) Includes 343,966 shares held in a trust with Mr. Nania having sole voting and dispositive rights. Includes 100 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Nania has voting but no dispositive rights.

(11) Includes 9,638 shares owned jointly with his wife. Includes 58 shares Mr. Pickering has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(12) Includes 17,406 shares held in a family partnership in which Mr. Shepard has shared voting and dispositive rights. Includes 300 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Shepard has voting but no dispositive rights.

(13) Includes 111,966 shares held in various trusts with Mr. Signorelli having shared voting and dispositive rights. Includes 300 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Signorelli has voting but no dispositive rights.

(14) Includes 8,534 shares held in a trust with Mr. Vallina having shared voting and dispositive rights. Includes 117 shares Mr. Vallina has the right to acquire under the 1995 Performance-Based Stock Option Plan.

(15) Includes 6,700 shares held in a trust with Mr. Woodruff having sole voting and dispositive rights. Includes 100 shares granted under the Company's 1995 Restricted Stock Bonus Plan, which are subject to forfeiture; however, Mr. Woodruff has voting but no dispositive rights.

Section 16(a) Beneficial Ownership Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and The Nasdaq. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

      Based on its review of the copies of such forms received by it, and written representation from certain reporting persons that no Forms 5 were required for those persons the Company believes that, during 2001, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were timely complied with.

                              SELECTION OF AUDITORS

      KPMG LLP were the auditors of the Company during the year ended December 31, 2001 and also have been selected by the Board of Directors to serve as auditors for the present year. The Board of Directors recommends to the Shareholders their ratification of its selection of KPMG LLP as independent public accountants to audit the accounts of the Company and its subsidiaries for 2002.

      KPMG LLP has served as the Company's independent public accountants since 1983.

      A representative of KPMG LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions of Shareholders.

      The Board of Directors of the Company recommends voting FOR the ratification of the selection of KPMG LLP as independent public accountants for 2002.

                                  OTHER MATTERS

      Management does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Meeting of Shareholders" and does not know of any matters to be brought before the Meeting other than those referred to above. If, however, any other matters properly come before the Meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

      Whether or not you expect to be at the Meeting in person, please sign, date and return promptly the enclosed Proxy. No postage is necessary if the Proxy is mailed in the United States.

                              SHAREHOLDER PROPOSALS

      Any proposal to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company not later than November 20, 2002. Any such proposals should be directed to the attention of the Secretary for consideration for inclusion in the Company's Proxy Statement and Form of Proxy relating to the next Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission. The Company's Form of Proxy for next year's Annual Meeting may permit the representatives named in the proxy to vote in their discretion on any other shareholder proposal of which notice has not been given to the Company by February 4, 2003. It is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

                                             By Order of the Board of Directors


                                             Eric H. Brunngraber
                                             Secretary

                          Cass Information Systems, Inc.               Exhibit I
                     Audit and Compliance Committee Charter
                               As of January, 2002

The purpose of this charter is to set forth the objectives, composition, and responsibilities of the Audit and Compliance Committee of the Board of Directors.

I.    PURPOSE

      The Audit and Compliance Committee is appointed by the Board of Directors to assist in fulfilling its oversight responsibilities of regulatory compliance, corporate accounting and financial reporting practices of the company and each of its subsidiaries. In addition, the Committee will:

      o Oversee and appraise the quality of the internal and external audit processes;

      o Maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditor, and the financial management of the company;

      o Serve as an independent and objective party to review the financial information presented by management to shareholders, regulators, and the general public;

      o Review the adequacy of the company's administrative, operating and internal accounting controls, and the company's compliance with the letter and spirit of applicable Federal and state laws and regulations.

II.   COMPOSITION AND MEETINGS

      The Committee will be comprised of at least three directors who are independent of the management of the company and are free from any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

      The Committee will hold at least four meetings per year and such additional meetings as the Committee shall require in order to perform its designated duties.

III.  RESPONSIBILITIES AND DUTIES

      Financial Reporting and Review

      1. Review and assess the adequacy of this charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

      2. Review the annual audited financial statements. The review should include discussion with financial management and the independent auditors of significant issues regarding accounting principles, practices and judgements.

      3. Review with financial management and/or the independent auditors the company's quarterly financial results. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 (SAS 61), Communication With Audit Committees.

      4. Receive and review reports from the internal auditor and the independent auditors that assess the adequacy and effectiveness of the company's internal accounting control system; accounting policies and procedures; and, financial and accounting management.

                          Cass Information Systems, Inc.               Exhibit I
                     Audit and Compliance Committee Charter
                               As of January, 2002

      5. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

      6. Monitor management's response and actions taken to correct any deficiencies noted by internal auditors, independent auditors or regulatory agencies.

      Independent and Internal Audit Oversight

      7. Recommend to the Board of Directors the independent auditors to be nominated, approve the compensation of the independent auditors, and review and approve the discharge of the independent auditors.

      8. Review and concur in the appointment, replacement, or dismissal of the internal auditor.

      9. Consider the audit scopes and plans of the internal auditor and independent auditors.

      10. Review with the internal auditor and the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

      11. Annually, receive a formal, written statement from the independent auditors consistent with standards set by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee shall discuss with the independent auditors any relationships or services that may affect their objectivity or independence.

      Other Responsibilities

      12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report will be included in the Company's annual proxy statement.

      13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      14. Review the results of monitoring compliance with the company's code of conduct.

      15. Meet with the internal auditor, independent auditors and management in private sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

      16. Determine that there are no management restrictions placed on the internal auditor or the independent auditors.

      17. Perform an annual assessment of the Bank's performance in meeting the requirements of the Community Reinvestment Act.

      18. Conduct or authorize investigations into any matters within the committee's scope of responsibilities, and perform such other functions as assigned by law, the company's by-laws, or the Board of Directors.

                       THIS PAGE INTENTIONALLY LEFT BLANK

------------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING PROPOSALS:                                      Please mark
                                                                                                                 your votes as
                                                                                                                  indicated in   |X|
                                                                                                                  this example
1.    Election of four directors to serve until the year 2005, or until their successors are elected and qualified.

        FOR all nominees                                WITHHOLD           Nominees: 01 Bryan S. Chapell, 02 Jake Nania,
        listed at right                                AUTHORITY                     03 John J. Vallina and 04 Bruce E. Woodruff
       (except as marked                        to vote for all nominees
        to the contrary)                            listed at right        (INSTRUCTIONS: To withhold authority to vote for an
                                                                           individual nominee write that nominee's name on the line
             |_|                                          |_|              below.)

                                                                           ---------------------------------------------------------
2.    Ratification of the selection of KPMG LLP as independent public
      accountants for 2002.                                                                       When properly executed and
                                                                                                  returned, this proxy will be voted
          FOR    AGAINST   ABSTAIN                                                                in the manner specified thereon,
                                                                                                  and in the best judgement of the
          |_|      |_|       |_|                                                                  Proxies on any other business
                                                                                                  which properly comes before the
                                                                                                  meeting. If no manner is
                                                                                                  specified, this proxy will be
                                                                                                  voted FOR proposals 1 and 2.


                                                                                                  ----------------------------------
                                                                                                     Signature of Shareholder   Date


                                                                                                  ----------------------------------
                                                                                                     Signature of Shareholder   Date

                                                                                                  Note: Please sign as your name
                                                                                                  appears hereon. If shares are held
                                                                                                  by joint tenants, both should
                                                                                                  sign. When signing as attorney,
                                                                                                  executor, administrator, trustee
                                                                                                  or guardian, please give your full
                                                                                                  name as such. If a corporation,
                                                                                                  please sign in full corporate name
                                                                                                  by an authorized officer. If a
                                                                                                  partnership, please sign in full
                                                                                                  partnership name by authorized
                                                                                                  person.

------------------------------------------------------------------------------------------------------------------------------------
                                                      ^ FOLD AND DETACH HERE ^

                         CASS INFORMATION SYSTEMS, INC.

                       Solicited by the Board of Directors

      The undersigned hereby constitutes and appoints Lawrence A. Collett and Eric H. Brunngraber, and either of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in CASS INFORMATION SYSTEMS, INC. at the Annual Meeting of Shareholders to be held at 11:00 a.m., April 15, 2002 and at any adjournments thereof on all matters properly before the meeting.

                   (Continued and To Be Signed On Other Side.)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^